AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


                   Exhibit A to Purchase Agreement Number 2285



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                             AIRCRAFT CONFIGURATION

                            Dated ___________________

                                   relating to

                          BOEING MODEL 757-33N AIRCRAFT


             The Detail Specification is Boeing Detail Specification D019N001-A dated as of August 7, 1998. Such Detail Specification will be amended to incorporate the Options listed herein, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable but in no case later than delivery of the first Aircraft, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.



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